19.8 Exhibit 8 List of subsidiaries

19 Exhibits 19.8 - 19.8

The following is a list of the Company’s subsidiaries (except for certain subsidiaries that, in the aggregate, would not be a “significant subsidiary” as defined in rule 1-02 (w) of Regulations S-X as of 31 December 2011). Unless otherwise stated, the Company holds directly or indirectly 100% of the subsidiaries listed below.

Company	Country of Incorporation

Fábrica Austral de Productos Eléctricos Sociedad Anónima	Argentina

Philips Argentina Sociedad Anónima	Argentina

Saeco Argentina SA	Argentina

SAFINA S.A. de Capitalización y Ahorro	Argentina

Discus Dental Australia Pty. Limited	Australia

Dynalite Intelligent Light Pty. Limited	Australia

Philips Electronics Australia Limited	Australia

Philips Employee Share Plan Pty. Limited	Australia

Philips Saeco Australia Pty. Limited	Australia

WMGD Pty. Limited	Australia

Discus Dental Austria GmbH	Austria

Hoffmeister-Leuchten Gesellschaft m.b.H.	Austria

Industriegrundstücks-Verwaltungsgesellschaft m.b.H.	Austria

Philips Austria GmbH	Austria

TP Vision Austria GmbH	Austria

Philips Electronics Bangladesh Private Limited	Bangladesh

PENAC World Sales, Inc.	Barbados

The Foreign Private Consulting-Trading Unitary Enterprise “Philips-Belorussia” of Company Philips’ Radio B.V.	Belarus

Discus Dental Belgium	Belgium

Lighting Group PLI Holding	Belgium

Modular Lighting Instruments	Belgium

Philips Belgium	Belgium

Philips Consumer Products	Belgium

Philips Innovative Applications	Belgium

Philips Medical Systems	Belgium

Philips Properties	Belgium

Philips Services	Belgium

PITS	Belgium

Podium	Belgium

Ring Station I	Belgium

Saeco Benelux	Belgium

TP TV Belgium	Belgium

CIV Comércio e Importação Vitória Ltda.	Brazil

Discus Dental Brasil Comercio de Produtos Odontologicos LTDA.	Brazil

Dixtal Biomédica Indústria e Comércio Ltda.	Brazil

Dixtal Tecnologia Indústria e Comércio Ltda.	Brazil

Helfont Participações Ltda.	Brazil

Inbraphil—Indústrias Brasileiras Philips Ltda.	Brazil

Philips do Brasil Ltda.	Brazil

Philips Eletrônica da Amazônia Ltda.	Brazil

Philips Eletrônica do Nordeste S.A.	Brazil

Philips Medical Systems Indústria e Comércio Ltda.	Brazil

Philips Medical Systems Ltda.	Brazil

Respironics do Brasil Representação de Produtos Médicos Ltda.	Brazil

19 Exhibits 19.8 - 19.8

Company	Country of Incorporation

Saeco Do Brasil Comercio De Equipamentos Ltda	Brazil

Tecso Informática Ltda.	Brazil

TP Vision Industria Electronica Ltda	Brazil

Wheb Informática Ltda.	Brazil

Philips Bulgaria EOOD	Bulgaria

Latin-American Holdings Corporation	Canada

Philips Canada Ltd	Canada

Philips Electronics Ltd	Canada

Philips Overseas Holdings Corporation	Canada

Philips Trans-America Holdings Corporation	Canada

Saeco West Ltd.(80%)	Canada

W.J. Addison Ltd.	Canada

Philips Chilena S.A.	Chili

Carex Lighting Equipment (Dongguan) Co., Ltd.	China

Melmedical Co. Ltd.	China

Philips & Yaming Lighting Co., Ltd.	China

Philips (China) Investment Company, Ltd.	China

Philips and Neusoft Medical Systems Co., Ltd.(51%)	China

Philips Automotive Lighting Hubei Co., Ltd.	China

Philips Consumer Lighting (Ningbo) Co., Ltd.	China

Philips Consumer Luminaires (Shenzhen) Co., Ltd.	China

Philips Consumer Luminaires Manufacturing (Shenzhen) Co. Ltd.	China

Philips Domestic Appliances and Personal Care Co., of Suzhou Ltd.	China

Philips Domestic Appliances and Personal Care Company of Zhuhai SEZ, Ltd.	China

Philips Electronic Components (Shanghai) Co., Ltd.	China

Philips Electronics (Shenzhen) Co., Ltd.	China

Philips Electronics (Suzhou) Co., Ltd.	China

Philips Electronics Technology (Shanghai) Co., Ltd.	China

Philips Healthcare (Suzhou) Co., Ltd.	China

Philips Lighting Electronics (Shanghai) Co., Ltd.	China

Philips Lighting Electronics (Xiamen) Co. Ltd.	China

Philips Lighting Industry (China) Co., Ltd.	China

Philips Lighting Luminaires (Shanghai) Co., Ltd.	China

POVOS Electric Appliance (Shanghai) Co., Ltd.	China

Respironics Medical Products (Shenzhen) Ltd.	China

Shanghai Apex Electronics Technology Co., Ltd.	China

Shenzhen Goldway Industrial Inc.	China

Philips Colombiana S.A.S.	Colombia

Saeco Centroamerica SA(70%)	Costa Rica

MASSIVE d.o.o.	Croatia

Philips Ceská republika s.r.o.	Czech Republic

TP Vision Czech Republic s.r.o.	Czech Republic

Dameca A/S	Denmark

Luceplan A/S	Denmark

Philips Danmark A/S	Denmark

Spiropharma A/S	Denmark

TP Vision Denmark A/S	Denmark

Philips Dominicana S.A.	Dominican Republic

Philips Egypt (Limited Liability Company)	Egypt

Philips Lighting Central America, Sociedad Anónima de Capital Variable	El Salvador

Medith Oy	Finland

Philips Oy	Finland

TP Vision Finland Oy	Finland

19 Exhibits 19.8 - 19.8

Company	Country of Incorporation

Compagnie Française Philips	France

Emergences Medicales et Technologies	France

Kaerys S.A.S.	France

Modular Lighting Paris	France

Philips France	France

S.C.I. Opéra-Sèvres	France

Saeco France	France

Société Service de Propriété Industrielle et de Documentation	France

Luceplan s.a.r.l.	France

E & D GmbH	Germany

Gaggia GmbH	Germany

JJI Lighting Group GmbH Europe	Germany

Luceplan GmbH	Germany

Philips Deutschland GmbH	Germany

Philips GmbH	Germany

Philips Intellectual Property & Standards GmbH	Germany

Philips Medical Systems DMC GmbH	Germany

Philips Medizin Systeme Böblingen GmbH	Germany

Philips SC Unterstützungskasse GmbH	Germany

Philips Technologie GmbH	Germany

Respironics Deutschland GmbH & Co. KG	Germany

Respironics Deutschland Verwaltungsgesellschaft mbH	Germany

Saeco GmbH	Germany

Samou GmbH	Germany

Silicon Manufacturing Itzehoe SMI GmbH	Germany

Titan ASM Germany GmbH	Germany

TP Vision Germany GmbH	Germany

Philips Hellas S.A. Commercial and Industrial Co. for Electrotechnical Products, Lighting and Medical Systems	Greece

Assembleon Hong Kong Limited	HongKong

Framas Lightings Limited	HongKong

Massive Asia Pacific Ltd.	HongKong

Melhk Ltd	HongKong

NCW (Holdings) Limited	HongKong

Philips Electronics Hong Kong Limited	HongKong

Philips Entertainment Lighting Asia Limited	HongKong

Philips Hengdian Lighting (HK) Holding Limited	HongKong

Respironics (HK) Ltd.	HongKong

Saeco Hong Kong Ltd.	HongKong

SuperLight Trading Limited	HongKong

TP Vision Hong Kong Limited	HongKong

Wegot Investment Limited	HongKong

PHILIPS INDUSTRIES Hungary Electronical Mechanical Manufacturing and Trading Limited Liability Company	Hungary

Philips IPSC Tamasi Kft.	Hungary

Philips Magyarország Kereskedelmi Kft.	Hungary

TP Vision Magyarország Korlátolt Felelösségü Társaság	Hungary

Philips Electronics India Limited(96.13%)	India

Preethi Kitchen Appliances Private Limited	India

TP Vision India Private Limited	India

P.T. Philips Industries Batam	Indonesia

PT. Pesona Gemilang Raya	Indonesia

PT. Philips Indonesia	Indonesia

Larestine Ireland Ltd.	Ireland

Massive Ireland Limited	Ireland

19 Exhibits 19.8 - 19.8

Company	Country of Incorporation

Philips Accounting Services Limited	Ireland

Philips Electronics Ireland Limited	Ireland

Philips Radio Communication Systems Ireland Limited	Ireland

Respironics (Ireland) Limited	Ireland

Saeco IPR Limited	Ireland

Saeco Strategic Services Limited	Ireland

The Irish Development Co. Ltd.	Ireland

Tineney Ireland Ltd.	Ireland

Western Biomedical Technologies Limited	Ireland

Philips Electronics (Israel) Ltd	Israel

Philips Medical Systems Technologies Ltd.	Israel

Elfe S.p.A.	Italy

Gaggia S.p.A.	Italy

Ilti Luce S.r.l.	Italy

Luceplan S.p.A	Italy

Pegaso S.r.l.(60%)	Italy

Philips Societa per Azioni	Italy

Saeco International Group S.p.A.	Italy

Saeco Vending S.p.A.	Italy

Tecna S.r.l.	Italy

TP Vision Italy Srl	Italy

Philips Electronics Japan, Ltd.	Japan

Philips Respironics GK	Japan

Philips Medical Systems (East Africa) Limited	Kenya

Philips Baltic SIA	Latvia

Philips Lighting Maseru Pty. Ltd. (44.19%)	Lesotho

Philips International Finance S.A.	Luxembourg

Philips Luxembourg	Luxembourg

Philips LumiLeds Lighting Company Sdn. Bhd.	Malaysia

Philips Malaysia Sdn. Berhad	Malaysia

TP Television Malaysia Sdn. Bhd.	Malaysia

Advance Transformer Co., S.A. de C.V.	Mexico

Componentes Eléctricos de Lámparas, S.A. de C.V.	Mexico

Lightolier de Mexico, S.A. de C.V.	Mexico

Lumisistemas de México, S.A. de C.V.	Mexico

Phiholdingmex, S.A. de C.V.	Mexico

Philips Holding México, S.A. de C.V.	Mexico

Philips Lighting Electronics México, S.A. de C.V.	Mexico

Philips Mexicana, S.A. de C.V.	Mexico

Thomas Lighting de Mexico, S.A. de C.V.	Mexico

Philips Electronique Maroc	Morocco

Alkrode B.V.	Netherlands

Argus Imaging B.V.(80%)	Netherlands

Avelingen Licht Holding B.V.	Netherlands

B.V. Expeditiekantoor v/h A. Wouters & Co	Netherlands

B.V. Woningbouw Exenkaf	Netherlands

Consort Investments B.V.	Netherlands

Coöperatieve Vereniging Milieu High Tech Campus Eindhoven U.A. (99%)	Netherlands

De Vitrite Fabriek (The Vitrite Works) B.V.	Netherlands

Discus Dental Europe B.V.	Netherlands

Dordtse Metaalindustrie “Johan de Witt” B.V.	Netherlands

Electrologica B.V.	Netherlands

Exenkaf Holding B.V.	Netherlands

19 Exhibits 19.8 - 19.8

Company	Country of Incorporation

Fianara International B.V.	Netherlands

Genlyte Holding C B.V.	Netherlands

Genlyte Holding Canada B.V.	Netherlands

Hilvarenbeek Training Services B.V.	Netherlands

HTCE Site Management B.V.	Netherlands

Industriële Ontwikkelings-Maatschappij B.V.	Netherlands

Lifeline Systems Holding B.V.	Netherlands

Maatschappij voor Onroerend Goed “De Nieuwe Erven” B.V.	Netherlands

Matevu Import Export B.V.	Netherlands

Metaaldraadlampenfabriek “Volt” B.V.	Netherlands

Modular Lighting Nederland B.V.	Netherlands

NavPart II B.V.	Netherlands

Noble Europe B.V.	Netherlands

Philips Components B.V.	Netherlands

Respironics Holding Japan B.V.	Netherlands

Respironics Holding Switzerland B.V.	Netherlands

Respironics Holding UK B.V.	Netherlands

Respironics Netherlands B.V.	Netherlands

Siera Electronics B.V.	Netherlands

Super Club International B.V.	Netherlands

Super Club Nederland B.V.	Netherlands

Superclub Retail Nederland B.V.	Netherlands

Tijm Holding B.V.	Netherlands

TP Vision Holding B.V.	Netherlands

TP Vision Netherlands B.V.	Netherlands

Van der Heem B.V.	Netherlands

Wave 3D Format B.V.	Netherlands

Philips Consumer Communications B.V.	Netherlands

Philips Consumer Electronics Export B.V.	Netherlands

Philips Consumer Lifestyle B.V.	Netherlands

Philips Consumer Lifestyle International B.V.	Netherlands

Philips Consumer Relations B.V.	Netherlands

Philips DAP Suzhou Holding B.V.	Netherlands

Philips DAP Zhuhai Holding B.V.	Netherlands

Philips Digital Video Systems (Breda) B.V.	Netherlands

Philips Electronics China B.V.	Netherlands

Philips Electronics Middle East & Africa B.V.	Netherlands

Philips Electronics Nederland B.V.	Netherlands

Philips Electronics Representative Offices B.V.	Netherlands

Philips Electronics Technology Shanghai Holding B.V.	Netherlands

Philips Export B.V.	Netherlands

Philips High Tech Plastics B.V.	Netherlands

Philips Imaging Systems China Holding B.V.	Netherlands

Philips International B.V.	Netherlands

Philips Lighting B.V.	Netherlands

Philips Lighting Electronics Shanghai Holding B.V.	Netherlands

Philips Lighting Holding B.V.	Netherlands

Philips LumiLeds Holding B.V.	Netherlands

Philips Lumileds Lighting Company (Holding) B.V.(97%)	Netherlands

Philips Lumileds Lighting Company B.V.	Netherlands

Philips Medical Systems International B.V.	Netherlands

Philips Medical Systems Nederland B.V.	Netherlands

19 Exhibits 19.8 - 19.8

Company	Country of Incorporation

Philips Nederland B.V.	Netherlands

Philips Patient Monitoring Systems China Holding B.V.	Netherlands

Philips’ Radio B.V.	Netherlands

Philips Real Estate Investment Management B.V.	Netherlands

Philips Venture Capital Fund B.V.	Netherlands

Respironics Holding France B.V.	Netherlands

Discus Dental New Zealand	New Zealand

Philips New Zealand Limited	New Zealand

Saeco Australia & NZ Ltd.(70%)	New Zealand

Normed AS	Norway

Philips Norge AS	Norway

TP Vision Norway AS	Norway

GT Mexican Holding Corp.	Panama

Philips Caribbean Panamá, Inc.	Panama

Philips SEM S.A.	Panama

Philips del Paraguay S.A.	Paraguay

Philips Peruana S.A.	Peru

Assembléon Philippines, Inc.	Philippines

Philips Electronics and Lighting, Inc.	Philippines

RCM Manufacturing	Philippines

Manufacturers Services Poland Sp.z.o.o.	Poland

Philips Lighting Bielsko Sp.z.o.o.	Poland

Philips Lighting Poland S.A.	Poland

Philips Polska Sp.z.o.o.	Poland

Saeco Polska Sp.z.o.o.	Poland

TP Vision Poland Sp.z.o.o.	Poland

Philips Portuguesa, S.A.	Portugal

Saecopor—Importacao e Comércio de Aparelhos Eléctricos, Lda	Portugal

Philips Medical Systems Puerto Rico, Inc.	Puerto Rico

Philips Electronics Korea Ltd.	Republic of Korea

Massive Romania Impex S.R.L.	Romania

Philips Romania S.R.L.	Romania

Sogeco Romania S.r.l.	Romania

Closed Joint Stock Company “Discus Dental East”	Russian Federation

Limited Liability Company “Discus Imports”	Russian Federation

Limited Liability Company “Philips”	Russian Federation

Philips Medical Systems, L.L.C.	Russian Federation

TP Vision Eurasia LLC	Russian Federation

ZAO Idman MOW	Russian Federation

Massive Lighting d.o.o. Beograd	Serbia

Philips Electronics Asia Pacific Pte Ltd.	Singapore

Philips Electronics Singapore Pte Ltd	Singapore

TP Vision Singapore Pte. Ltd.	Singapore

Philips Medical Systems s.r.o.	Slovakia

Philips Slovakia s.r.o.	Slovakia

Philips Slovenija trgovina, d.o.o.	Slovenia

Dynalite South Africa (Pty.) Ltd.	South Africa

Philips Medical Customer Support (Pty) Limited	South Africa

Philips Medical Systems (Proprietary) Limited	South Africa

Philips South Africa (Proprietary) Limited	South Africa

Discus Dental Espana, S.L.	Spain

Philips Ibérica, S.A.	Spain

Saeco Iberica S.A.	Spain

19 Exhibits 19.8 - 19.8

Company	Country of Incorporation

TP Televisión Ibérica Spain S.L.	Spain

Ljusgruppen Aktiebolag	Sweden

Philips Aktiebolag	Sweden

Philips Consumer Luminaires Sweden AB	Sweden

Philips Digital Mammography Sweden AB	Sweden

Respironics Sweden AB	Sweden

TP Vision Sweden AB	Sweden

Imel AG	Switzerland

Philips AG	Switzerland

TP Vision Switzerland AG	Switzerland

EBT Technology, Inc.	Taiwan

Philips Taiwan Ltd.	Taiwan

Philips Electronics (Thailand) Ltd.	Thailand

TP Vision Thailand Ltd.	Thailand

Philips Marketing et Services SARL	Tunisia

TP Vision Elektronik Tícaret Anoním Sirketi	Turkey

Türk Philips Ticaret Anonim Sirketi	Turkey

Limited Liability Company “Philips Ukraine”	Ukraine

TP Vision Ukraine, LLC	Ukraine

TP Vision Netherlands B.V. Branch Office	United Arab Emirates

Avent Finance Limited	United Kingdom

Avent Group Limited	United Kingdom

Avent Holdings Limited	United Kingdom

Avent Limited	United Kingdom

Dynalite Europe Limited	United Kingdom

Invivo UK Ltd.	United Kingdom

Massive Holding UK Limited	United Kingdom

Mullard Ltd.	United Kingdom

Philips Consumer Luminaires UK Limited	United Kingdom

Philips Design Limited	United Kingdom

Philips Electronics UK Limited	United Kingdom

Philips Healthcare Informatics Limited	United Kingdom

Philips Holdings Limited	United Kingdom

Philips Lighting Limited	United Kingdom

Philips Pension Trustees Limited	United Kingdom

Philips Titan Limited	United Kingdom

Philips Trustee Company Limited	United Kingdom

Philips U.K. Limited	United Kingdom

Profile Pharma Limited	United Kingdom

Pye (Electronic Products) Ltd.	United Kingdom

Respironics (UK) Limited	United Kingdom

Respironics Ltd.	United Kingdom

Respironics Respiratory Drug Delivery (UK) Ltd.	United Kingdom

Respironics UK Holding Company Limited	United Kingdom

Strand Lighting Europe Limited	United Kingdom

TP Vision United Kingdom Limited	United Kingdom

Translite Limited	United Kingdom

370 West Trimble Road Corporation	United States

AllParts Medical, LLC	United States

AP-CTR Corp.	United States

ATL International LLC	United States

ATL Ultrasound, Inc.	United States

Cardiac Evaluation Services, Inc.	United States

19 Exhibits 19.8 - 19.8

Company	Country of Incorporation

Children’s Medical Ventures, LLC	United States

CT Resources, LLC	United States

Discus Dental Canada, LLC	United States

Discus Dental, LLC	United States

Discus Holdings, Inc.	United States

Discus International, LLC	United States

Dixtal Medical, Inc.	United States

Genlyte Thomas Group LLC	United States

Hanover Lantern Inc.	United States

IGC-Superpower, LLC	United States

Invivo Corporation	United States

Lifeline Systems Company	United States

Lifeline Systems, Inc.	United States

Lighting.Com., Inc.	United States

Luceplan USA, Inc	United States

Mepco/Centralab, Inc.	United States

Mini-Mitter Company, Inc.	United States

MRI Devices Corporation	United States

New Oxford Aluminum LLC	United States

Philips Advanced Metrology Systems, Inc.	United States

Philips Consumer Luminaires Corporation	United States

Philips CSI Inc.	United States

Philips Electronics North America Corporation	United States

Philips Electronics Realty Corporation	United States

Philips Healthcare Informatics, Inc.	United States

Philips Holding USA Inc.	United States

Philips Lighting Electronics Company	United States

Philips LumiLeds Lighting Company LLC	United States

Philips Medical Financial Services, Inc.	United States

Philips Medical Systems (Cleveland), Inc.	United States

Philips Medical Systems Export, Inc.	United States

Philips Medical Systems MR, Inc.	United States

Philips MPEG Inc.	United States

Philips Oral Healthcare, Inc.	United States

Philips Semiconductors Inc.	United States

Philips Solid-State Lighting Solutions, Inc.	United States

Philips Ultrasound, Inc.	United States

Project Realty LLC	United States

Pro-Tech Services Inc.	United States

Raytel Cardiac Services, Inc.	United States

Raytel USA, Inc.	United States

Remediation Services, Inc.	United States

Respironics Bermuda Ltd.	United States

Respironics California, Inc.	United States

Respironics Colorado, Inc.	United States

Respironics International Global Enterprises, Inc.	United States

Respironics International, Inc.	United States

Respironics Logistics Services, LLC	United States

Respironics New Jersey, Inc.	United States

Respironics Novametrix, LLC	United States

Respironics, Inc.	United States

RI Finance, Inc.	United States

RI Licensing, Inc.	United States

19 Exhibits 19.8 - 19.8

Company	Country of Incorporation

RI Trading, LLC	United States

RIC Investments, LLC	United States

Shakespeare Composite Structures LLC	United States

Side-Lite, LLC	United States

Spectrum Dental, LLC	United States

Sportlite, Inc.	United States

Strand Lighting Inc.	United States

SuperPower Inc.	United States

Teletrol Systems, Inc.	United States

The Addison Company Inc.	United States

The Genlyte Group Incorporated	United States

Translite Sonoma, LLC	United States

U.S. Philips Corporation	United States

VISICU, Inc.	United States

Witt Biomedical Corporation	United States

Yort Inc.	United States

Philips Uruguay S.A.	Uruguay

Philips Electronics Vietnam Limited	Vietnam